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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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                                JANUARY 26, 1995

                                (Date of Report)


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                                JANUARY 18, 1995

                        (Date of Earliest Event Reported)


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                                   PFIZER INC.
             (Exact name of registrant as specified in its Charter)

       DELAWARE                      1-3619                    13-531570
(State or other jurisdiction  (Commission File Number)  (I.R.S. Identification
of incorporation)                                        No.)

                    235 EAST 42ND STREET, NEW YORK, NEW YORK     10017
                    (Address of principal executive offices)     (Zip Code)

                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                            AREA CODE (212) 573-2323

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ITEM 5.   OTHER EVENTS

On January 18, 1995, Pfizer Inc. announced its preliminary financial results for the fourth quarter and the full year 1994. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          Exhibit 99.    Press Release of the Company dated January 18, 1995.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PFIZER INC.
                                        (Registrant)

                                        By: /s/ Terence J. Gallagher
                                           -------------------------
                                             Terence J. Gallagher

                                        VICE PRESIDENT-CORPORATE GOVERNANCE




Date:  January 26, 1995